Exhibit 99.1

SHANDONG CONFUCIAN BIOLOGICS CO., LTD

financial statements

For the years ended

DECEMBER 31, 2015 and 2014

* * *

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SHANDONG CONFUCIAN BIOLOGICS CO., LTD

TABLE OF CONTENTS

DECEMBER 31, 2015 and 2014

PAGE NO.

i. financial statements:

Balance Sheets	3

Statements of Operations and Comprehensive Losses	4

Statements of Cash Flows	5

ii. Notes to The financial statements	6 - 13

2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders and Board of Directors

Shandong Confucian Biologics Co. Ltd.

We have audited the accompanying balance sheets of Shandong Confucian Biologics Co. Ltd (the “Company”) as of December 31, 2015 and 2014, and the related statements of operations, changes in stockholders’ deficit, and cash flows for the years ended December 31, 2015 and 2014. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shandong Confucian Biologics Co. Ltd. as of December 31, 2015 and 2014 and the results of its operations, stockholders’ deficit, and cash flows for the years ended December 31, 2015 and 2014 in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company suffered a net loss from operations and has a net capital deficiency, which raises substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ TAAD, LLP

Walnut, California

September 2, 2016

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SHANDONG CONFUCIAN BIOLOGICS CO., LTD

balance sheets

DECEMBER 31, 2015 and 2014

	2015	2014
ASSETS
Current assets
Cash and cash equivalents	$21,747	$140,317
Accounts receivable, net	3,521	–
Other receivable	90,841	1,804,176
Other receivable-related party	–	338,459
Prepaid expense	195,101	109,596
Inventories, net	118,900	5,160
Total current assets	430,110	2,397,708

Property, plant, and equipment, net	2,404,650	2,109,116

Intangible assets, net	760,819	561,863

Total assets	$3,595,579	$5,068,687

LIABILITIES AND OWNERS’ EQUITY
Current liabilities
Accounts payable	$15,055	$31,153
Payroll & payroll taxes payable	8,389	8,577
Customer deposits	62,368	–
Taxes payable	35,574	22,731
Other payable	92,661	22,889
Other payable-related party	1,353,321	2,032,363
Short term loan	1,080,614	1,611,707
Total current liabilities	2,647,982	3,729,420

Total liabilities	2,647,982	3,729,420

Owners' equity
Owners’ capital	1,641,805	1,641,805
Accumulated other comprehensive loss	(59,516)	(13,442)
Accumulated deficit	(634,692)	(289,096)
Total owners' equity	947,597	1,339,267

Total liabilities and owners' equity	$3,595,579	$5,068,687

The accompanying notes are integral part of these financial statements

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SHANDONG CONFUCIAN BIOLOGICS CO., LTD

statement of operations and comprehensive loss

DECEMBER 31, 2015 and 2014

	2015	2014
Sales revenue	$273,525	$–

Cost of goods sold	234,028	–

Gross profit	39,497	–

Operating expenses
Selling expenses	12,616	17,222
General & administrative expenses	272,254	86,028
Total operating expenses	284,870	103,250

(Loss) from operation	(245,373)	(103,250)

Other income (expenses)

Miscellaneous Income	15,915	15,417
Other Income	20,996	–
Interest expense	(137,134)	(129,985)
Total other (expenses)	(100,223)	(114,568)

(Loss) before income taxes	(345,596)	(217,818)

Provision for income taxes	–	–

Net (Loss)	$(345,596)	$(217,818)

Other Comprehensive (loss)
Foreign currency translation (loss)	(46,074)	(37,281)
Net Comprehensive (loss)	$(391,670)	$(255,099)

The accompanying notes are integral part of these financial statements

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SHANDONG CONFUCIAN BIOLOGICS CO., LTD

statements of CHANGES IN owners’s equity

FOR THE years ended DECEMBER 31, 2015 and 2014

	Owner's Equity	Accumulated (Deficit)	Accumulated Other Comprehensive Loss	Total

Balance as of December 31, 2013	$1,641,805	$(71,278)	$23,839	$1,594,366

Cumulative foreign currency translation adjustment			(37,281)	(37,281)

Net (Loss)		(217,818)		(217,818)

Balance as of December 31, 2014	1,641,805	(289,096)	(13,442)	1,339,267

Cumulative foreign currency translation adjustment			(46,074)	(46,074)

Net (Loss)		(345,596)		(345,596)

Balance as of December 31, 2015	$1,641,805	$(634,692)	$(59,516)	$947,597

The accompanying notes are integral part of these financial statements

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SHANDONG CONFUCIAN BIOLOGICS CO., LTD

statement of cash flows

FOR THE years ended DECEMBER 31, 2015 and 2014

	2015	2014
Operating activities:
Net (Loss)	$(345,596)	$(217,818)
Adjustment to reconcile net (loss) to net cash provided by operating activities:
Depreciation	117,397	5,074
Amortization	11,460	11,685
Changes in operating assets and liabilities:
Accounts receivable - trade	(3,629)	–
Other receivable	2,022,337	(956,573)
Prepaid expense	(92,926)	(110,354)
Inventory	(117,496)	(5,196)
Accounts payable	(15,244)	31,368
Payroll and payroll tax payable	182	8,636
Customer deposit	64,305	–
Tax payable	14,230	22,038
Other payable	(538,818)	2,056,884
Cash provided by operating activities	1,116,202	845,744

Investing activities:
Purchase of property and equipment	(513,823)	(742,700)
Purchase of land use rights	(241,027)	–
Cash used in investing activities	(754,850)	(742,700)

Financing activities:
Repayment of Loan	(477,502)	–
Cash used in financing activities	(477,502)	–

Effects of foreign currency translation	(2,420)	(1,654)

Net increase (decreases) in cash	(118,570)	101,390
Cash at beginning of year	140,317	38,927
Cash at end of year	$21,747	$140,317

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the year for
Income taxes	$–	$–
Interest	$137,134	$129,985

The accompanying notes are integral part of these financial statements

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SHANDONG CONFUCIAN BIOLOGICS CO., LTD

statement of cash flows

FOR THE years ended DECEMBER 31, 2015 and 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Operations – ShanDong Confucian Biologics Co., LTD. (the “Company”), was founded under the laws of the People's Republic of China on October 31, 2012. The Company is located in Food Industrial Park inside the economic development Zone of JinXian County, Jining City in the province of Shan Dong in China. The Company is a limited liability company.

The company possesses manufacturing permits for food product, hygienic products, sanitary products, and health products. The Company's main business scope include technology study and transfer of Chondroitin and Garlic Oil; trading, cold storage, and pretreating of Garlic, fruit, and vegetables products; trading of Chemical products (excluding hazardous chemicals) ; Import and export of goods and technology (excluding those restricted by government); the manufacturing and sale of health products including powder, granules, tablets, hard capsule, soft capsule products.

Basis of Accounting and Presentation - The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. The Company's functional currency is the Chinese Reminbi ("RMB"), however, all financial statements and notes to the financial statements are presented in United States dollars (“US Dollar” or “US$” or “$”).

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimate and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Cash and Cash Equivalents – For purpose of the statements of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of 90 days or less to be cash equivalents.

Accounts Receivable - The Company extends credit to its customers. Accounts receivable was recorded at the contract amount after deduction of trade discounts and, allowances, if any, and do not bear interest. The allowance for doubtful accounts, when necessary, is the Company’s best estimate of the amount of probable credit losses from accounts receivable. The Company determines the allowance based on historical write-off experience, customer specific facts and economic conditions.

As of December 31, 2015 and 2014, accounts receivable was $3,521 and $0, respectively. The Company believes that its accounts receivable are fully collectable and determined that an allowance for doubtful accounts was not necessary.

Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote.  The Company does not have any off-balance-sheet credit exposure related to its customers.

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SHANDONG CONFUCIAN BIOLOGICS CO., LTD

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2015 and 2014

Inventories - Inventory is valued at the lower of cost or market. Cost is determined using standard costs, which approximates the first-in, first-out method.

Inventory, comprised principally of finished goods, raw material and packaging material, are valued at the lower of cost or market. The value of inventory is determined using average cost method.

	December 31, 2015	December 31, 2014
Finished goods	$353	$–
Raw material	79,282	260
Packaging material	33,859	–
Supplies	5,406	4,900
Total	$118,900	$5,160

The Company periodically estimates an inventory allowance for estimated unmarketable inventories when necessary. Inventory amounts are reported net of such allowances, if any. There were no allowances for inventory as of December 31, 2015 and 2014.

Property, Plant and Equipment – Property, plant, and equipment are stated at cost less accumulated depreciation. The costs of a constructed asset are accumulated in the account Construction-in-Progress until the asset is placed into service. When the asset is completed and placed into service, the account Construction-in-Progress will be credited for the accumulated costs of the asset and will be debited to the appropriate Property, Plant and Equipment account. Depreciation begins after the asset has been placed into service.

Expenditures for maintenance and repairs are charged to operations; major expenditures for renewals and betterments are capitalized. Assets that are still kept in service after reaching the end of their estimated useful lives are depreciated over the estimated useful life of their residual value. Gain or loss on disposal of property, plant, and equipment is recognized as non-operating income or expenses.

Depreciation is computed by applying the following methods and estimated lives:

Category	Estimated Life	Method

Manufacturing equipment	10	Straight Line
Office equipment	5	Straight Line
Buildings	20	Straight Line

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SHANDONG CONFUCIAN BIOLOGICS CO., LTD

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2015 and 2014

Intangible Assets - Land use rights represent the exclusive right to occupy and use a piece of land in the PRC during the contractual term of the land use right. Land use rights are carried at cost and charged to expense on a straight-line basis over the respective periods of the rights of 50 years or the remaining period of the rights upon acquisition.

Revenue Recognition - The Company recognizes product revenue in accordance with ASC 605. ASC 605 requires that four basic criteria must be met before revenue can be recognized: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred, (iii) the price paid by the customer is fixed or determinable and (iv) collection of the resulting account receivable is reasonably assured. The Company recognizes revenue for product sales upon transfer of title to the customer. Customer purchase orders and/or contracts are generally used to determine the existence of an arrangement. Shipping documents and terms and the completion of any customer acceptance requirements, when applicable, are used to verify product delivery. The Company assesses whether a price is fixed or determinable based upon the payment terms associated with the transaction and whether the sales price is subject to refund or adjustment. The Company has no product returns or sales discounts and allowances because goods delivered and accepted by customers are normally not returnable.

Cost of goods sold - Cost of goods sold includes cost of inventory sold during the period, net of discounts and inventory allowances, freight and shipping costs, warranty and rework costs, and sales tax.

Impairment of Long-Live Assets - The Company applies FASB ASC 360, “Property, Plant and Equipment,” which addresses the financial accounting and reporting for the recognition and measurement of impairment losses for long-lived assets. In accordance with ASC 360, long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. The Company will recognize the impairment of long-lived assets in the event the net book value of such assets exceeds the future undiscounted cash flows attributable to those assets. There are no impairment of our long-lived assets in 2014 & 2015

Income Taxes – The Company adopts FASB ASC Topic 740, "Income Taxes,” which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the consolidated financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

In accordance with ASC Topic 740-10, “Accounting for Uncertainty in Income Taxes — An Interpretation of FASB ASC Topic 740”  ,  which requires income tax positions to meet a more-likely-than-not recognition threshold to be recognized in the financial statements. Tax positions that previously failed to meet the more-likely-than-not threshold should be recognized in the first subsequent financial reporting period in which that threshold is met. Previously recognized tax positions that no longer meet the more-likely-than-not threshold should be derecognized in the first subsequent financial reporting period in which that threshold is no longer met.

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SHANDONG CONFUCIAN BIOLOGICS CO., LTD

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2015 and 2014

The application of tax laws and regulations is subject to legal and factual interpretation, judgment and uncertainty. Tax laws and regulations themselves are subject to change as a result of changes in fiscal policy, changes in legislation, the evolution of regulations and court rulings. Therefore, the actual liability may be materially different from our estimates, which could result in the need to record additional tax liabilities or potentially reverse previously recorded tax liabilities or deferred tax asset valuation allowance.

The Company has made a comprehensive review of its portfolio of tax positions in accordance with recognition standards established by ASC 740-10 and has not recognized any material uncertain tax positions.

In addition, companies in the PRC are required to pay an Enterprise Income Tax at 25%.

Employee Benefit Costs - The Company contributes to a defined contribution retirement plan organized by the municipal government in the province in which the Company’s subsidiary is registered. The Company contributes for qualified employees that are eligible to participate in the plan. Contributions to the plan are calculated at 26% of the employees’ salaries above a fixed threshold amount; employees contribute 8% and the Company’s subsidiary contributes the balance of 18%. The Chinese government is responsible for the benefit liability to retired employees. The Company has no other material obligation for the payment of retirement beyond the annual contribution.

Foreign Currency Translation - The Company's functional currency is the Chinese Renminbi (RMB). The reporting currency is that of the US Dollar. Assets, liabilities and owners’ contribution are translated at the exchange rates as of the balance sheet date. Income and expenditures are translated at the average exchange rate of the year. The RMB is not freely convertible into foreign currency and all foreign currency exchange transactions must take place through authorized institutions. No representation is made that the RMB amounts could have been, or could be, converted into US dollar at the rates used in translation.

The exchange rates used to translate amounts in RMB into USD for the purposes of preparing the financial statements were as follows:

December 31, 2015
Balance sheet	RMB 6.49 to US $1.00
Statement of operation and other comprehensive income	RMB 6.28 to US $1.00

December 31, 2014
Balance sheet	RMB 6.20 to US $1.00
Statement of operation and other comprehensive income	RMB 6.14 to US $1.00

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SHANDONG CONFUCIAN BIOLOGICS CO., LTD

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2015 and 2014

Fair Value of Financial Instruments – FASB ASC 820, “Fair Value Measurement” specifies a hierarchy of valuation techniques based upon whether the inputs to those valuation techniques reflect assumptions other market participants would use based upon market data obtained from independent sources (observable inputs). In accordance with ASC 820, the following summarizes the fair value hierarchy:

Level 1 Inputs— Unadjusted quoted market prices for identical assets and liabilities in an active market that the Company has the ability to access.

Level 2 Inputs— Inputs other than the quoted prices in active markets that are observable either directly or indirectly.

Level 3 Inputs— Inputs based on valuation techniques that are both unobservable and significant to the overall fair value measurements

ASC 820 requires the use of observable market data, when available, in making fair value measurements. When inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement. Valuation techniques used need to maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company did not identify any assets or liabilities that are required to be presented at fair value on a recurring basis. Carrying values of non-derivative financial instruments, including cash and cash equivalents, accounts receivable, inventories, prepaid expenses, advances from customers, accounts payable, taxes payable, accrued liabilities and other payables, and loan from bank, approximated their fair values due to the short maturity of these financial instruments. There were no changes in methods or assumptions during the periods presented.

NOte 2 - going concern

The Company sustained operating losses of $345,596 and $217,818 during the years ended December 31, 2015 and 2014. The Company has accumulated deficit of $634,692 as of December 31, 2015. The Company’s continuation as a going concern is dependent on its ability to generate sufficient cash flows from operations to meet its obligations and/or obtain additional financing, as may be required.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern; however, the above condition raises substantial doubt about the Company’s ability to do so. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result should the Company be unable to continue as a going concern.

NOte 3 - concentration of credit risk

We maintain our cash balance in several banks in China. These accounts are not insured and we believe are exposed to credit risk on cash. The cash balance in China as of December 31, 2015 and 2014 are $21,747 and $140,317, respectively.

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SHANDONG CONFUCIAN BIOLOGICS CO., LTD

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2015 and 2014

NOTe 4 - other receivable

Total other receivable consists of balance from the following parties:

	December 31, 2015	December 31, 2014
From ShanDong MingYuan Import & Export Co.	$–	$1,772,878
From Related Party -Wenxiu Song	–	338,459
VAT receivable	90,841	31,298
Total	$90,841	$2,142,635

Shandong Mingyuan Import & Export Co.(Mingyuan) is one of the Company’s vendor, in 2014, the Company made prepaid purchase order of raw material with Mingyuan, and at later date of 2014, both parties cancelled the order and Mingyun returned the fund to the Company in 2015.

NOTe 5 - prepaid expenses

Prepaid expenses were $195,101 and $109,596 as of December 31, 2015 and 2014, respectively, and were comprised of the following:

	December 31, 2015	December 31, 2014
Prepaid property and equipments	$183,018	$92,770
Inventory	1,275	6,608
Utilities	9,025	10,218
Other	1,783	–
Total	$195,101	$109,596

Note 6 - property, plant and equipment

Property, plant and equipment as of as of December 31, 2015 and 2014 are summarized as following:

	December 31, 2015	December 31, 2014
Buildings	$1,864,722	$1,151,934
Vehicles	11,964	12,490
Manufacturing equipment	569,780	186,293
Office equipment	77,583	12,593
Construction in progress	–	751,587
Property, plant, and equipment - total	2,524,049	2,114,897
Less: accumulated depreciation	(119,399)	(5,781)
Fixed assets, net	$2,404,650	$2,109,116

For the years ended December 31, 2015 and 2014, depreciation expense was $117,397 and $5,074 respectively.

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SHANDONG CONFUCIAN BIOLOGICS CO., LTD

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2015 and 2014

note 7 - intangible assets -net

All land in the PRC is owned by the government and cannot be sold to any individual or entity. Instead, the government grants landholders a "land use right" after a purchase price for such "land use right" is paid to the government. The "land use right" allows the holder to use the land for 50 years and enjoys all the incidents of ownership of the land. As of December 31, 2015 and 2014, the land use rights net of amortization was $760,819 and $561,863, respectively. The use term was 50 years. For the year ended December 31, 2015 and 2014, amortization expense was $11,460 and $11,685, respectively.

note 8 - short term loan

The Company entered into a short term loan agreement with rural credit cooperative of ShanDong. Total loan amount is $1,543,734 and balance was $1,080,614 and $1,611,707 as of December 31, 2015 and 2014, respectively. The term of the loan is from August 6, 2015 and expired at August 5, 2016. The interest rate is fixed at 8.245%, interest is calculated from the day the loan is used and due on a monthly basis. The loan is guaranteed by owner and collateralized with land use rights and 3 manufacturing buildings owned by the Company.

note 9 - OWNERS’ CAPITAL

The Company’s registered capital was $1,641,805, consisting owners’ contribution of cash at $661,877 and carrying value of the building at $979,928 as of December 31, 2015 and 2014.

note 10 - related party transactions

Name of related party	Relationship with the Company
Wenxiu Song	Owner since 2013
Hengchun Zhang	Wenxiu Song's spouse
Qinbao Kong	Owner from inception
Xiuhua Song	Qinbao Kong's spouse
ShanDong Yibao Biologics Co., LTD	Affiliated company with common parent

The Company has receivable from Wenxiu Song $0, and $338,459 as of December 31, 2015 and 2014 respectively.

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SHANDONG CONFUCIAN BIOLOGICS CO., LTD

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2015 and 2014

The Company is still in start-up stage, to sustain the Company’s operating, construct manufacturing building and purchase equipment, current and previous owners along with its affiliated company need loan the Company money through their own account. The Company has the following payables to related parties:

	December 31, 2015	December 31, 2014
To ShanDong Yibao Biologics Co., LTD	$218,672	$1,039,552
To Xiuhua Song	995,713	992,811
To Wenxiu Song	138,936	–
To others – non related parties	92,661	22,889
	$1,445,982	$2,055,252

NOTE 11 - MAJOR SUPPLIERS AND CUSTOMERS

The Company purchases the majority of its inventory and packaging supplies from two suppliers which accounted for 16% each of our total purchases in 2015 and 0% in 2014.

The Company had three major customers for the years ended December 31, 2015: Ping Xiang Import and Export Company, Hebei Tongzhu Medical Technology Company and Zhonghua Jiangsu providence Co. Ltd. These three customers accounted for 64%, 24% and 10% of revenue for the years ended December 31, 2015. The Company made no sales for the year ended December 31, 2014.

note 12 - income taxes

At December 31, 2015 and 2014, based on the weight of available evidence, management determined that it was unlikely that the Company's deferred tax assets would be realized and have provided for a full valuation allowance associated with the net deferred tax assets.

The Company periodically analyzes its tax positions taken and expected to be taken and has determined that since inception there has been no need to record a liability for uncertain tax positions. The Company classifies income tax penalties and interest, if any, as part of selling, general and administrative expenses in the accompanying statements of operations. There was no accrued interest or penalties as of December 31, 2015 or 2014.

The Company is neither under examination by any taxing authority, nor has it been notified of any impending examination.

China

Under the Law of People’s Republic of China on Enterprise Income Tax (“EIT Law”), which was effective from January 1, 2008, domestically-owned enterprises and foreign-invested enterprises are subject to a uniform tax rate of 25%. As of December 31, 2015, the Company have net operating losses carry forward of $634,692 that begin expiring in 2018. The potential benefit of the company’s net operating losses has not been recognized in these financial statements because it is more likely-than-not it will not utilize the net operating losses carried forward as it does not expect to generate sufficient taxable income in future or the amount involved is not significant.

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SHANDONG CONFUCIAN BIOLOGICS CO., LTD

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2015 and 2014

	December 31, 2015	December 31, 2014
Deferred Tax Assets and Liabilities:
Net operating loss carry forwards	$634,692	$289,096
Valuation allowance	(634,692)	(289,096)
Net deferred tax assets	$–	$–

	Year Ended December 31,
	2015		2014
Income tax at U.S. statutory rate (34%)	$(34%	)	$(34%	)
Tax rate difference	8.0%		8.0%
Valuation allowance	2.6%		2.6%
	$–		$–

note 13 - subsequent event

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through September 2, 2016, the date the financial statements were issued.

On Mach 29, 2016, Mr. Qinbao Kong transferred his 51% of ownership to Hengchun Zhang by all owner's approval. See note 10 for their relationship with the Company.

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